UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

  SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 27, 2010

  CUMMINS INC.

 (Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street

 P. O. Box 3005

 Columbus, IN  47202-3005

 (Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 27, 2010, Cummins Inc. issued a press release regarding its release of second quarter results.

Item 7.01.  Regulation FD Disclosure

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

On July 27, 2010, Cummins Inc. ("Cummins," "the Company," "the registrant," "we," "our," or "us") issued the attached press release reporting its financial results for the second quarter of 2010.  A copy of Cummins' press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

99-Press Release dated July 27, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2010

CUMMINS INC.
/s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited) (a)

	Three months ended
	June 27,	March 28,	June 28,
In millions, except per share amounts	2010	2010	2009
NET SALES	$3,208	$2,478	$2,431
Cost of sales	2,455	1,877	1,983
GROSS MARGIN	753	601	448

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	354	335	287
Research, development and engineering expenses	96	92	79
Equity, royalty and interest income from investees	97	76	57
Restructuring charges	―	―	7
Other operating expense, net	4	4	11

OPERATING INCOME	396	246	121

Interest income	5	3	1
Interest expense	9	9	10
Other income (expense), net	―	17	(13)
INCOME BEFORE INCOME TAXES	392	257	99

Income tax expense	122	87	29
CONSOLIDATED NET INCOME	270	170	70

Less: net income attributable to noncontrolling interests	24	21	14
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$246	$149	$56

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$1.25	$0.75	$0.28
Diluted	$1.25	$0.75	$0.28

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	196.9	198.4	197.1
Diluted	197.3	198.7	197.4

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.175	$0.175	$0.175

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America (GAAP).

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited) (a)

	Six months ended
	June 27,	June 28,
In millions, except per share amounts	2010	2009
NET SALES	$5,686	$4,870
Cost of sales	4,332	3,977
GROSS MARGIN	1,354	893

OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	689	587
Research, development and engineering expenses	188	164
Equity, royalty and interest income from investees	173	90
Restructuring charges	―	73
Other operating expense, net	8	9

OPERATING INCOME	642	150

Interest income	8	3
Interest expense	18	17
Other income (expense), net	17	(16)
INCOME BEFORE INCOME TAXES	649	120

Income tax expense	209	36
CONSOLIDATED NET INCOME	440	84

Less: net income attributable to noncontrolling interests	45	21
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$395	$63

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$2.00	$0.32
Diluted	$2.00	$0.32

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	197.6	197.0
Diluted	197.9	197.2

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.35	$0.35

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited) (a)

	June 27,	December 31,
In millions, except par value	2010	2009
ASSETS
Current assets
Cash and cash equivalents	$924	$930
Marketable securities	269	190
Accounts and notes receivable, net	2,052	2,004
Inventories	1,652	1,341
Deferred income taxes	312	295
Prepaid expenses and other current assets	236	243
Total current assets	5,445	5,003
Long-term assets
Property, plant and equipment	4,705	4,765
Accumulated depreciation	(2,867)	(2,879)
Property, plant and equipment, net	1,838	1,886
Investments and advances related to equity method investees	622	574
Goodwill	363	364
Other intangible assets, net	225	228
Deferred income taxes	377	436
Other assets	340	325
Total assets	$9,210	$8,816
LIABILITIES
Current liabilities
Loans payable	$87	$37
Accounts payable (principally trade)	1,213	957
Current portion of accrued product warranty	407	426
Accrued compensation, benefits and retirement costs	346	366
Deferred revenue	142	128
Other accrued expenses	612	518
Total current liabilities	2,807	2,432
Long-term liabilities
Long-term debt	669	637
Pensions	370	514
Postretirement benefits other than pensions	461	453
Other liabilities and deferred revenue	743	760
Total liabilities	5,050	4,796
EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 221.9 and 222.0 shares issued	1,868	1,860
Retained earnings	3,900	3,575
Treasury stock, at cost, 23.1 and 20.7 shares	(890)	(731)
Common stock held by employee benefits trust, at cost, 2.9 and 3.0 shares	(35)	(36)
Accumulated other comprehensive loss
Defined benefit postretirement plans	(786)	(788)
Other	(174)	(107)
Total accumulated other comprehensive loss	(960	(895)
Total Cummins Inc. shareholders’ equity	3,883	3,773
Noncontrolling interests	277	247
Total equity	4,160	4,020
Total liabilities and equity	$9,210	$8,816

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited) (a)

	Six months ended
	June 27,	June 28,
In millions	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Consolidated net income	$440	$84
Adjustments to reconcile consolidated net income to net cash provided by operating activities:
Restructuring charges, net of cash payments	―	20
Depreciation and amortization	161	154
Gain on fair value adjustment for consolidated investee	(12)	―
Deferred income taxes	43	20
Equity in income of investees, net of dividends	(49)	60
Pension expense, net of pension contributions	(116)	(15)
Other post-retirement benefits expense, net of cash payments	(7)	(16)
Stock-based compensation expense	11	12
Translation and hedging activities	3	51
Changes in current assets and liabilities, net of acquisitions and divestitures:
Accounts and notes receivable	(57)	86
Inventories	(301)	282
Other current assets	1	22
Accounts payable	239	(253)
Accrued expenses	(14)	(242)
Changes in long-term liabilities	66	73
Other, net	19	(17)
Net cash provided by operating activities	427	321
CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(91)	(139)
Investments in internal use software	(22)	(19)
Proceeds from disposals of property, plant and equipment	42	7
Investments in and advances (to) from equity investees	(1)	1
Acquisition of businesses, net of cash acquired	(71)	(2)
Investments in marketable securities—acquisitions	(358)	(69)
Investments in marketable securities—liquidations	278	133
Cash flows from derivatives not designated as hedges	(18)	(21)
Other, net	(2)	―
Net cash used in investing activities	(243)	(109)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	85	10
Payments on borrowings and capital lease obligations	(37)	(44)
Net borrowings under short-term credit agreements	(1)	(5)
Distributions to noncontrolling interests	(4)	(10)
Dividend payments on common stock	(70)	(71)
Repurchases of common stock	(162)	―
Other, net	16	1
Net cash used in financing activities	(173)	(119)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(17)	15
Net (decrease) increase in cash and cash equivalents	(6)	108
Cash and cash equivalents at beginning of year	930	426
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$924	$534

(a)     Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Unaudited)

In millions	Engine	Power Generation	Components	Distribution	Non-segment items(1)	Total
Three months ended June 27, 2010
External sales	$1,595	$518	$522	$573	$ ―	$3,208
Intersegment sales	304	190	207	3	(704)	―
Total sales	1,899	708	729	576	(704)	3,208
Depreciation and amortization(2)	42	11	21	7	―	81
Research, development and engineering expenses	62	8	26	―	―	96
Equity, royalty and interest income from investees	52	9	6	30	―	97
Interest income	2	1	1	1	―	5
Segment EBIT	197	76	75	69	(16)	401

Three months ended March 28, 2010
External sales	$1,173	$378	$453	$474	$ ―	$2,478
Intersegment sales	250	139	177	2	(568)	―
Total sales	1,423	517	630	476	(568)	2,478
Depreciation and amortization(2)	41	10	20	7	―	78
Research, development and engineering expenses	60	7	25	―	―	92
Equity, royalty and interest income from investees	35	6	5	30	―	76
Interest income	2	1	―	―	―	3
Segment EBIT	133	34	57	72	(30)	266

Three months ended June 28, 2009
External sales	$1,133	$481	$355	$462	$ ―	$2,431
Intersegment sales	173	129	147	1	(450)	―
Total sales	1,306	610	502	463	(450)	2,431
Depreciation and amortization(2)	45	11	17	4	—	77
Research, development and engineering expenses	51	8	20	―	—	79
Equity, royalty and interest income from investees	17	6	4	30	—	57
Restructuring charges	―	―	―	―	7	7
Interest income	―	―	―	1	―	1
Segment EBIT	(4)	41	(10)	55	27	109

Six months ended June 27, 2010
External sales	$2,768	$896	$975	$1,047	$ ―	$5,686
Intersegment sales	554	329	384	5	(1,272)	―
Total sales	3,322	1,225	1,359	1,052	(1,272)	5,686
Depreciation and amortization(2)	83	21	41	14	―	159
Research, development and engineering expenses	122	15	51	―	―	188
Equity, royalty and interest income from investees	87	15	11	60	―	173
Interest income	4	2	1	1	―	8
Segment EBIT	330	110	132	141	(46)	667

Six months ended June 28, 2009
External sales	$2,338	$958	$701	$873	$-	$4,870
Intersegment sales	460	309	331	3	(1,103)	―
Total sales	2,798	1,267	1,032	876	(1,103)	4,870
Depreciation and amortization(2)	86	22	35	9	―	152
Research, development and engineering expenses	109	16	39	―	―	164
Equity, royalty and interest income from investees	14	11	5	60	―	90
Restructuring charges	―	―	―	―	73	73
Interest income	1	1	―	1	―	3
Segment EBIT	(20)	110	(9)	113	(57)	137

(1) Includes intersegment sales and profit in inventory eliminations and unallocated corporate expenses.  There were no significant unallocated corporate expenses for the three and six months ended June 27, 2010 or the three months ended March 28, 2010.  For the three and six months ended June 28, 2009, unallocated corporate expenses included restructuring charges of $7 million and $73 million and losses of $9 million and $3 million related to flood damages, respectively.

(2) Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount that is included in the Condensed Consolidated Statements of Income as Interest expense.

CUMMINS INC. AND SUBSIDIARIES

RECONCILIATION OF SEGMENT INFORMATION

(Unaudited)

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended			Six months ended
	June 27,	March 28,	June 28,	June 27,	June 28,
In millions	2010	2010	2009	2010	2009
Segment EBIT	$401	$266	$109	$667	$137
Less:
Interest expense	9	9	10	18	17
Income before income taxes	$392	$257	$99	$649	$120

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Earnings before interest, taxes, noncontrolling interests and restructuring and other charges

We define EBIT as earnings or loss before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries (EBIT).  We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs.  Below is a reconciliation of EBIT, a non-GAAP financial measure, to “Net income attributable to Cummins Inc.,” for each of the applicable periods:

	Three months ended			Six months ended
	June 27,	March 28,	June 28,	June 27,	June 28,
In millions	2010	2010	2009	2010	2009
Earnings before interest expense, income taxes and restructuring charges	$401	$266	$116	$667	$210

Earnings before interest expense, income taxes and restructuring and other charges as a percentage of sales	12.5%	10.7%	4.8%	11.7%	4.3%
Less:
Restructuring charges	―	―	7	―	73

Earnings before interest and income taxes	$401	$266	$109	$667	$137

EBIT as a percentage of net sales	12.5%	10.7%	4.5%	11.7%	2.8%

Less:
Interest expense	9	9	10	18	17
Income tax expense	122	87	29	209	36
Consolidated net income	270	170	70	440	84

Less:
Net income attributable to noncontrolling interests	24	21	14	45	21
Net income attributable to Cummins Inc.	$246	$149	$56	$395	$63

Net income attributable to Cummins Inc. as a percentage of net sales	7.7%	6.0%	2.3%	6.9%	1.3%

 CUMMINS INC. AND SUBSIDIARIES

FINANCIAL MEASURES THAT SUPPLEMENT GAAP

(Unaudited)

Net income and diluted earnings per share (EPS) attributable to Cummins Inc. excluding restructuring charges

We believe this is a useful measure of our operating performance for the periods presented as it illustrates our operating performance without regard to restructuring.  This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States of America and may not be consistent with measures used by other companies.  It should be considered supplemental data.  The following table reconciles net income attributable to Cummins Inc. excluding restructuring and other charges to “Net income attributable to Cummins Inc.” for the three and six months ended June 28, 2009.  There were no restructuring actions taken in the three or six months ended June 27, 2010 or three months ended March 28, 2010.

	Three months ended		Six months ended
	June 28, 2009		June 28, 2009
In millions	Net Income	Diluted EPS	Net Income	Diluted EPS
Net income attributable to Cummins Inc. excluding restructuring charges	$60	$0.30	$111	$0.56
Less:
Restructuring charges, net(1)	4	0.02	48	0.24
Net income attributable to Cummins Inc.	$56	$0.28	$63	$0.32

(1) During the three and six months ended June 28, 2009, management approved and committed to undertake actions, which resulted in a pretax charge of $7 million and $73 million, respectively.  These charges included employee-related liabilities for severance and benefits of approximately $8 million and $68 million, net of changes in estimate and exit costs of approximately zero and $6 million, for the three and six months ended, respectively.

CUMMINS INC. AND SUBSIDIARIES

SELECTED FOOTNOTE DATA

(Unaudited)

NOTE 1.  EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the interim reporting periods was as follows:

	Three months ended			Six months ended
	June 27,	March 28,	June 28,	June 27,	June 28,
In millions	2010	2010	2009	2010	2009
Distribution Entities
North American distributors	$23	$23	$23	$46	$49
All other distributors	4	4	4	8	7

Manufacturing Entities
Dongfeng Cummins Engine Company, Ltd.	34	18	7	52	7
Chongqing Cummins Engine Company, Ltd.	13	10	12	23	20
All other manufacturers	15	14	7	29	―
Cummins share of net income	89	69	53	158	83
Royalty and interest income	8	7	4	15	7
Equity, royalty and interest income from investees	$97	$76	$57	$173	$90

NOTE 2.  OTHER INCOME (EXPENSE)

Other income (expense) included the following:

	Three months ended			Six months ended
In millions	June 27, 2010	March 28, 2010	June 28, 2009	June 27, 2010	June 28, 2009
Foreign currency gains (losses), net	$2	$7	$(10)	$9	$(18)
Gain on acquisition of Cummins Western Canada	―	12	―	12	―
Other, net	(2)	(2)	(3)	(4)	2
Total other income (expense), net	$ ―	$17	$(13)	$17	$(16)

NOTE 3.  INCOME TAXES

Our effective tax rate for the year is expected to approximate 31 percent, absent any additional discrete period activity.  Our tax rate is generally less than the 35 percent U.S. income tax rate primarily due to lower tax rates on foreign income.  The tax rates for the three and six month periods ended June 27, 2010, were 31 percent and 32 percent.  The tax rate for the six month period includes a discrete tax charge of $7 million (one percent) related to the enactment of the “Patient Protection and Affordable Care Act.”  The tax rate for the three month period ended March 28, 2010, was 34 percent and also included a discrete charge of $7 million (3 percent) related to the enactment of the “Patient Protection and Affordable Care Act.’

Our effective tax rates for the comparable prior year periods were 29 percent and 30 percent, respectively.  These rates were less than the 35 percent U.S. income tax rate primarily due to lower tax rates on foreign income.